As filed with the Securities and Exchange Commission on October 1, 2021

File Nos. 333-102461

811-21279

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 39	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 40	☒

THE MERGER FUND VL

(Exact Name of Registrant as Specified in Charter)

One Financial Plaza Hartford, CT 06103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (914) 741-5600

Jennifer S. Fromm, Esq.

Vice President and Senior Counsel

Virtus Investment Partners, Inc.

One Financial Plaza

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
THE MERGER FUND® VL

October 1, 2021
The Merger Fund® VL
The Prospectus describes the The Merger Fund® VL (the “Fund”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. For this and other information about any Virtus Fund available for investment through a variable contract, call 800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

As permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the Fund’s shareholder reports from your insurance company unless you specifically request paper copies from the insurance company. If your insurance company elects to use this method of delivery, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future shareholder reports in paper free of charge from the insurance company. You can do so by contacting the insurance company. Your election to receive reports in paper likely will apply to all of the funds available in your insurance product, but you should ask your insurance company whether this is the case.

Not FDIC Insured • No Bank Guarantee • May Lose Value

The Merger Fund® VL

The Merger Fund® VL

Fund Summary
Investment Objective
The Merger Fund® VL (the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the The Merger Fund® VL . The table does not include any fees or sales charges imposed under the variable contracts for which the Fund is an investment option. If they were included, your costs would be higher.
Shareholder Fees (fees paid directly from your investment)	Class I (sole share class)
Shareholder Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I (sole share class)*
Management Fees		1.25%
Distribution and Service (12b-1) Fees		None
Total Other Expenses		0.30%
Dividend Expense on Short Positions and Borrowing Expense on Securities Sold Short	0.06%
Remaining Other Expenses	0.24%
Acquired Fund Fees and Expenses(a)		0.04%
Total Annual Fund Operating Expenses Before Expense Reimbursement(b)		1.65%
Fee Waiver and/or Expense Reimbursement(b)		(0.15)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)		1.50%

(*)
Prior to October 1, 2021, the Fund’s shares did not have a class designation; effective October 1, 2021, the Fund’s shares are referred to as Class I shares. The fees and expenses of Class I shares are the same as the fees and expenses of the shares prior to the change in designation.

(a)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(b)
Virtus Investment Advisers, Inc., the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund to the extent necessary to limit the annualized expenses of the Fund to 1.40% of the Fund’s average daily net assets. This expense limitation agreement will apply until September 30, 2023, unless it is terminated at an earlier time by the Board of Trustees. Following the two-year contractual period, the Adviser may discontinue the expense limitation arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
The Merger Fund VL1

	1 Year	3 Years	5 Years	10 Years
Class I	$153	$490	$868	$1,929
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 189% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its total assets principally in equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. Because Westchester Capital Management, LLC, the Fund’s investment subadviser (the “Subadviser”), typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Subadviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.
The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the Fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Subadviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments.
The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.
The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.
In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.
The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments.
2The Merger Fund VL

In making merger-arbitrage investments for the Fund, the Subadviser is generally guided by the following considerations:
•
securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•
before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•
in deciding whether or to what extent to invest, the Subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•
the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•
the Subadviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Subadviser’s primary considerations include the Subadviser’s assessments of the likelihood that the transaction will be successfully completed and the investment’s risk-adjusted profile.

The Subadviser may sell securities at any time, including if the Subadviser’s evaluation of the risk/reward ratio is no longer favorable. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.
Principal Risks
Although the Fund will strive to meet its investment objective, there is no assurance that it will do so, and it is not intended to be a complete investment program. The value of the Fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Fund and its ability to achieve its investment objective(s). The principal risks of investing in the Fund are:
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Merger-Arbitrage and Event-Driven Risk.  Merger-arbitrage and event-driven investing involves the risk that the Subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative, or that the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.

>
Hedging Transactions Risk.  The Subadviser may not correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

>
Management Risk.  The success of any strategy employed by the Subadviser will depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

>
Portfolio Turnover Risk.  The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other

The Merger Fund VL3

transaction costs. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.
>
Derivatives Risk.  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility, and the Fund may incur a loss greater than its principal investment.

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Foreign Investing Risks.  Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

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Credit Risk.  If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

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Interest Rate Risk.  The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

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Convertible Securities Risk.  The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security will be called for redemption at a time and/or price unfavorable to the Fund.

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Call Risk.  A fixed-income security may be redeemed before maturity (“called”) below its current market price, and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

>
Leverage Risk.  When the Fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, the Fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the Fund’s value may increase.

>
Liquidity Risk.  Certain securities may be difficult or impossible to sell at a time and price beneficial to the Fund.

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Short Sales Risk.  Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

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Options Risk.  When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the Fund may earn premiums from writing call options.

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Market Volatility Risk.  The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term.

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Limited Distribution Risk.  The Fund’s shares may be offered only through a limited number of separate accounts of insurance companies. As a result, the Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies. If the Fund fails to achieve sufficient scale, it may be liquidated.

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Redemption Risk.  One or more large shareholders or groups of shareholders may redeem their holdings in the Fund, resulting in an adverse impact on remaining shareholders in the Fund by causing the Fund to take actions it would not otherwise have taken.

>
Special Purpose Acquisition Companies Risk.  The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.

4The Merger Fund VL

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Counterparty Risk.  There is risk that a party upon whom the Fund relies to complete a transaction will default.

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High-Yield Fixed Income Securities (“Junk Bonds”) Risk.  Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless.

Performance
The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class I shares (which prior to October 1, 2021 were known as “shares” without a class designation) performance from year to year over a ten-year period. The table following the bar chart shows how the Fund’s average annual returns for the 1-, 5- and 10-year and since inception periods compared with those of the ICE BofA US Treasury Bill 3-Month Index.
Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser. Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since January 2007. The performance results herein reflect the reinvestment of all dividends and distributions.
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Calendar Year Annual Total Returns for Class A Shares
During the period shown in the above chart, the highest quarterly return was 4.63% (for the quarter ended December 31, 2020) and the lowest quarterly return was -5.60% (for the quarter ended September 30, 2011). The above chart does not reflect fees and expenses incurred under Contracts; if they were reflected, the returns in this chart would be lower. For a portion of the periods, the Fund had expense limitations, without which returns would have been lower.
Average Annual Total Returns (for the periods ended 12/31/20)	1 Year	5 Years	10 Years
The Merger Fund® VL Class I shares (only share class) Return	7.38%	5.11%	3.31%
ICE BofA US Treasury Bill 3-Month Index (does not reflect fees or expenses)	0.67%	1.20%	0.64%
The ICE BofA US Treasury Bill 3 Month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
Updated performance information is available at virtus.com or by calling 800-367-5877.
Management
The Adviser and Subadviser
Virtus Investment Advisers, Inc. (the “Adviser”) is the investment adviser to the Fund.
Westchester Capital Management, LLC (the “Subadviser”), an affiliate of VIA, is the subadviser to the Fund.
Portfolio Management
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Roy D. Behren,  Co-President and Co-Chief Investment Officer of the Subadviser. Mr. Behren has served as co-portfolio manager of the Fund since 2007.

The Merger Fund VL5

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Michael T. Shannon,  Co-President and Co-Chief Investment Officer of the Subadviser. Mr. Shannon has served as co-portfolio manager of the Fund since 2007.

Purchase and Sale of Fund Shares
The Fund does not offer its shares to the general public. The Fund currently offers shares only to the separate accounts of participating insurance companies. The Fund has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.
Tax Information
The Fund normally distributes its net investment income, qualified dividend income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through the separate accounts that fund the Contracts. If you are a holder of a Contract, provided certain requirements are met, these distributions generally will not be taxable to you. Please consult the prospectus for your Contract or the participating insurance company that issued your Contract for information regarding the taxation of your investment.
Payments to Insurance Companies and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6The Merger Fund VL

More Information About Fund Expenses

The Adviser has contractually agreed to waive all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund to the extent necessary to limit the annualized expenses of the Fund to 1.40% of the Fund’s average daily net assets. This expense limitation agreement will apply until September 30, 2023, unless it is terminated at an earlier time by the Board of Trustees. Following the two-year contractual period, the Adviser may discontinue the expense limitation arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
The Merger Fund VL7

More About Investment Objective and Principal Investment Strategies

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders or prior notice. There is no guarantee that the Fund will achieve its investment objective.
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets principally in the equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (“merger-arbitrage investments”). The Fund will not change this policy without providing shareholders with 60 days’ advance written notice. The Fund may also invest in preferred stock, debt obligations and occasionally, warrants as part of its merger-arbitrage strategy or for other investment purposes.
Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. Because the Subadviser typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Subadviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.
The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the Fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Subadviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments. A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The Fund may sell (“write”) call options of any kind, including, for example, deep in-the-money call options and naked call options. The Fund may sell call options for any purpose, including as part of a strategy to minimize the Fund’s trading costs and/or market impact. A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration. The Fund may enter into swap contracts, which offer an opportunity to gain long or short investment exposure to a market, an individual security or other asset for purposes similar to those described above.
Additionally, the Fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage. The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable to, or form a part of, a merger-arbitrage related investment will be counted toward satisfaction of the Fund’s 80% policy described above. The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of
8The Merger Fund VL

investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.
The Fund may invest in and/or hold positions in a company where the Subadviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Subadviser may cause the Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the Fund would be able to liquidate the position during the pendency of the action if the Subadviser determined doing so was in the Fund’s best interests.
The Fund also may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities. When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.
In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.
The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. Those investments may be made for the purpose of gaining long or short market exposure or managing the Fund’s cash position. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.
In addition to the above principal investment strategies, the Fund’s Subadviser may invest in other investments or utilize other strategies. For example, the Fund may pursue other event-driven strategies, including investing in companies that may be (i) involved in significant litigation, (ii) subject to significant regulatory issues or changes, or (iii) exploring strategic alternatives, such as an initial public offering, capital structure restructuring, reorganization or a recapitalization. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.
In making merger-arbitrage investments for the Fund, the Subadviser is generally guided by the following considerations:
•
securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•
before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•
in deciding whether or to what extent to invest, the Subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•
the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

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the Subadviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Subadviser’s primary considerations include the Subadviser’s assessments of the likelihood that the transaction will be successfully completed and the investment’s risk-adjusted profile.

The Merger Fund VL9

The Subadviser may sell securities at any time, including if the Subadviser’s evaluation of the risk/reward ratio is no longer favorable. For example, the Fund’s portfolio managers may sell a Fund investment in order to take advantage of what they consider to be a better investment opportunity, when they believe the investment no longer represents a relatively attractive investment opportunity, or when they perceive deterioration in the credit fundamentals of the issuer.
The Fund engages in active trading and may invest a portion of its assets in any asset class in which it is permitted to invest to seek short-term capital appreciation, which increases the portfolio turnover rate and causes increased brokerage commission costs.
The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.
Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.
Depending upon the level of merger activity and in attempting to respond to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. The Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities. As a result of taking such a temporary defensive position, the Fund may not achieve its investment objective.
Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Fund.
Temporary Defensive Strategy: When the Subadviser believes there are extraordinary risks associated with merger-arbitrage investing, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances. When this allocation happens, the Fund may not achieve its investment objectives. Please see “More About Principal Risks” for information about the risks of investing in the Fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other risks of the Fund.
Please see “More About Principal Risks” for information about the risks of investing in the Fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the Fund.
More About Principal Risks

The Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.
The Fund is not intended to provide a balanced investment program. The Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk. Each investor should evaluate an investment in the Fund in terms of the investor’s own investment goals.
It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are the following:
Merger-Arbitrage and Event-Driven Risk
A principal risk associated with merger-arbitrage and event-driven investing is that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Subadviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.
10The Merger Fund VL

The success of the Fund’s merger-arbitrage strategy also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions and the Fund may not achieve its investment objective. If the Subadviser determines that a proposed acquisition or other corporate reorganization is likely to be consummated, the Fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if the Fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force the Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if the Fund purchases the target’s securities at prices above the offer price because the Subadviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.
If, in a transaction in which the Fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, the Fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.
The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. The Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Subadviser or the Subadviser determines the position no longer represents an attractive investment opportunity.
The Fund may invest in and/or hold positions in a company where the Subadviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Subadviser may cause the Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the Fund would be able to liquidate the position during the pendency of the action if the Subadviser determined doing so was in the Fund’s best interests.
The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Subadviser may seek to limit the Fund’s investment exposure to the markets generally. Accordingly, the Fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.
Hedging Transactions Risk
The success of the Fund’s hedging strategy, if used, will be subject to, among other things, the Subadviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Subadviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. If the Subadviser’s assessments or calculations prove inaccurate, the Fund’s hedging strategy may prove ineffective and the Fund may incur greater losses than it otherwise would have incurred had the Fund not employed the hedging strategies.
Hedging strategies in general are usually intended to limit or reduce investment risk, but also can be expected to limit or reduce the potential for profit or the opportunity for gain if the value of a hedged portfolio position should increase. Further, hedging strategies may not perform as anticipated and may generate losses. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those
The Merger Fund VL11

same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the Subadviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Subadviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Subadviser may not anticipate a particular risk so as to hedge against it effectively.
In addition, hedging will generally require the use of a portion of the Fund’s assets for margin or settlement payments or other purposes. For example, the Fund from time to time may be required to make margin, settlement or other payments, including intra-month, in connection with the use of certain hedging instruments. Counterparties to any hedging transaction may demand payments on short notice, including intra-day. As a result, the Fund may liquidate assets sooner than it otherwise would have and/or maintain a greater portion of its assets in cash and other liquid securities than it otherwise would have, which portion may be substantial, in order to have available cash to meet current or future margin calls, settlement or other payments, or for other purposes. Moreover, due to volatility in the currency markets and changing market circumstances, the Subadviser may not be able to accurately predict future margin requirements, which may result in the Fund holding excess or insufficient cash and liquid securities for such purposes. Where the Fund does not have cash or assets available for such purposes, the Fund may be unable to comply with its contractual obligations, including without limitation, failing to meet margin calls or settlement or other payment obligations. If the Fund defaults on any of its contractual obligations, the Fund (and accordingly, its shareholders) may be materially adversely affected.
Hedging activities involve additional expenses and the risk of loss when a hedge is unwound, especially in the case of reorganizations that are terminated. There is no assurance that any such hedging techniques will employed by the Subadviser on behalf of the Fund or that any of those employed will be successful.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. The Subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the Subadviser will depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.
Portfolio Turnover
The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.
Derivatives Risk
Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
12The Merger Fund VL

Derivative contracts entered into for hedging purposes may also subject the Fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the Subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.
As an investment company registered with the SEC, the Fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If the Fund has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.
Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Fund’s ability to invest in derivatives as the Subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Fund by placing limits on derivative transactions, and/ or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply an aggregation standard for position limit purposes, which may further limit the Fund’s ability to trade futures contracts and swaps.
On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Fund’s income or deferring its losses. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Fund or its Subadviser or other service providers to comply with particular regulatory requirements.
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Options Risk. The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. The Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). When a call option which the Fund has written is exercised, the Fund must deliver the security upon which the call is written. This means that the Fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario, the Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio. If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option. When the Fund sells (writes) put options, the Fund’s gains are limited to the extent of the premiums received; however, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying asset at a price in excess of the asset’s market value.

The market value of options written by the Fund will be affected by many factors, including changes in the market value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of
The Merger Fund VL13

indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.
There is no assurance that a liquid market will be available at all times for the Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling call options may decrease as a result of a number of factors, including changes in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. The Fund incurs transaction expenses when selling call options. The Fund incurs transaction expenses when selling call options or put options. The options transactions of the Fund may increase its portfolio turnover rates and the amount of commissions the Fund will pay.
The Fund may write call options that are “in the money,” meaning calls whose exercise price is less than the market price of the underlying stock or basket of stocks when the options are written or “at the money,” meaning calls whose exercise price is equal to the market price of the underlying stock or basket of stocks when the options are written. Call options that are written “in the money” or “at the money” are more likely to be exercised by the counterparty than other options and effectively eliminate the Fund’s ability to benefit from appreciation in the market value of the securities on which the options are written during the period of the option.
Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because the Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.
Counterparty Risk
When the Fund engages in investment techniques in which it relies on another party to consummate the transaction, the Fund is subject to the risk of default by the other party. To the extent that the Fund enters into multiple transactions with a single or limited number of counterparties, the Fund will be subject to increased levels of counterparty risk.
Foreign Investing Risks
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
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Emerging Market Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
14The Merger Fund VL

Debt Instruments Risks
Debt instruments are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt instruments include the following:
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Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

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Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
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Limited Voting Rights. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

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Prepayment/Call Risk. There is a risk that issuers will prepay fixed rate obligations when interest rates fall. The Fund therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income investments experience when rates decline.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt instruments or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the Fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. The Fund may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.
Liquidity Risk
Certain securities in which the Fund invests may be difficult to sell at the time and price beneficial to the Fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Fund to incur expenses in addition to those normally associated with the sale of a security.
In addition to this, certain shareholders may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may increase the Fund’s liquidity risk by causing the Fund to have to sell securities at an unfavorable time and/or price.
The Merger Fund VL15

Leverage
When the Fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Short Sales Risk
The Fund may engage in short sales, which are transactions in which the Fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, the Fund must first borrow the security from a broker or other institution to complete the sale. The Fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss. The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed. Short sales are also subject to many of the risks described herein under “Derivatives Risk”.
Market Volatility
The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Instability in the financial markets has exposed the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 emerged in late 2019 and spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused, and may continue to contribute to, significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) and governmental responses thereto may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways. Any such impact could adversely affect the value and liquidity of the Fund’s investments, limit severely the Fund’s investment opportunity set, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Fund by its service providers, leading to operational delays and failures and additional investment losses. Issues arising out of or related to this recent health crisis and governmental and business responses thereto may cause one or more events in which the Fund has invested to fail to close or occur as expected by the Subadviser, leading to the Fund experiencing investment losses.
16The Merger Fund VL

Special Purpose Acquisition Companies Risk
A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in the SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly; (x) an investment in a SPAC may include potential conflicts and potential for misalignment of incentives in the structure of the SPAC; and (xi) the growth in SPAC offerings may increase competition for target companies and, as a result, contribute to a decline in deal quality.
Limited Distribution Risk
The Fund’s shares may be offered only through a limited number of separate accounts of insurance companies. As a result, the Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies. If the Fund fails to achieve sufficient scale, it may be liquidated.
Redemption
The redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund by, for example, accelerating the realization of capital gains and/or increasing the Fund’s transaction costs.
High-Yield Fixed Income Securities
Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds”. The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that Fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Management of the Fund

Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”) is the investment adviser to the Fund and is located at One Financial Plaza, Hartford, CT 06103. The Adviser acts as the investment adviser for over 60 mutual funds. As of June 30, 2021, the Adviser had approximately $69.3 billion in assets under management. The Adviser has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.
The Merger Fund VL17

Subject to the direction of the Fund’s Board of Trustees, the Adviser is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Subadviser, and recommending the hiring, termination and replacement of subadvisers.
The Adviser has appointed and oversees the activities of the Subadviser for the Fund. The Subadviser manages the investments of the Fund to conform with its investment policies as described in this prospectus.
The Fund pays the Adviser an investment management fee that is accrued daily against the value of the Fund’s net assets at the annual rate of 1.25%.(1)

(1) Prior to October 1, 2021, Westchester Capital Management, LLC served as the investment adviser to the Fund and received an investment management fee from the Fund at the same rate shown above, subject to any fee waiver and/or expense limitation arrangement in place. On October 1, 2021, the Adviser began serving as the investment adviser to the Fund and Westchester Capital Management, LLC became the subadviser to the Fund.
Out of its investment management fee, the Adviser pays the Subadviser a subadvisory fee. For its services to the Fund, the Subadviser receives as its subadvisory fee 50% of the net investment management fee.
The Fund operates under a “manager of managers” structure, in which the Adviser provides general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the Fund’s Subadviser and recommend the hiring, termination and replacement of subadvisers.
The Fund and the Adviser have received shareholder approval to rely on an exemptive order and additional exemptive relief from the Securities and Exchange Commission (“SEC”) that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of the Fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. In such circumstances, shareholders would receive notice of such action. In addition, the exemptive relief permits the Fund to disclose its advisory fees as follows: (a) advisory fees paid by the Fund to the Adviser and the subadvisory fees paid by the Adviser to wholly-owned affiliated subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and (b) subadvisory fees paid by the Adviser to multiple unaffiliated and partially-owned affiliated subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each such subadviser individually.
The Subadviser
Westchester Capital Management, LLC (the “Subadviser” or “Westchester”), an affiliate of the Adviser, is located at 100 Summit Lake Drive, Valhalla, New York 10595, has been a registered investment adviser since 2010 and served as the Fund’s investment adviser from 2011 to September 30, 2021. Effective October 1, 2021, Westchester serves as the Fund’s subadviser. Prior to 2011, the Fund was managed by the Westchester’s predecessor, Westchester Capital Management, Inc.
The Subadviser had approximately $5 billion in assets under management as of  June 30, 2021. The Subadviser manages merger-arbitrage programs and other investment strategies similar to the Fund’s investment strategies for other institutional investors, including other registered open-end investment companies and other investment pools. Subject to the oversight of the Fund’s Board of Trustees (the “Board”) and the Adviser, the Subadviser is responsible for the overall management of the Fund’s securities portfolio.
Portfolio Managers
Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.
>
 Mr. Behren has served as Co-President of the Subadviser since 2011 and Co-Chief Investment Officer since October 2021. Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and the Fund from 2004 until June 2010, and has served as a portfolio manager for the Fund since January 2007.

18The Merger Fund VL

>
 Mr. Shannon has served as Co-President of the Subadviser since 2011 and Co-Chief Investment Officer since October 2021. Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.
Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements
A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements for the Fund is available in the Fund’s Semiannual Report covering the period January 1, 2021 through June 30, 2021.
Additional Risks Associated with Investment Techniques and Fund Operations

Information about the Fund’s principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above.
The information below describes other investment strategies that the Fund may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order, as well as other operational risks. Further descriptions of these investment strategies and practices can be found in the SAI.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Fund or its service providers (including, but not limited to, the Adviser, Subadviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Fund. Any such cybersecurity breaches or losses of service may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value.
Exchange-Traded Funds (“ETFs”)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Legal and Regulatory Risk
Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S.
The Merger Fund VL19

Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund or the Fund’s investments, including, for example, by preventing the completion of a proposed merger or eliminating some or all of the benefits of a proposed merger. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies. Governments may take actions, including unexpected actions contrary to past policy and precedent, specifically designed to prevent or limit mergers or reorganizations for, among other reasons, to achieve political goals, to preserve domestic jobs, tax revenue or important industries, all of which may adversely affect the Fund’s investments.
Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, FTC, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. Additionally, the withdrawal of governmental and/or self-regulatory support, failure of governmental and/or self-regulatory efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable.
The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, it is possible that the trading decisions of the Subadviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.
The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Subadviser ’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategies as a result.
The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.
Investing in companies involved in significant mergers, restructurings and other similar transactions or corporate events tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending claims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply. Public disclosure of the Fund’s positions could have a significant effect on the Subadviser ’s ability to implement its investment strategies for the Fund. For example, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of such
20The Merger Fund VL

securities to the Fund could increase drastically. Additionally, to the extent that such purchases are opposed by management of the target company or others, the Fund may be subject to litigation. Such events could increase the Fund’s costs significantly, reduce the Fund’s returns, and prevent the Fund from executing its investment strategy.
LIBOR
The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which a fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a fund invests may obtain financing at floating rates based on LIBOR, and a fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBORs may continue beyond 2021 and certain of the most widely used LIBORs may continue until mid-2023. Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the funds, issuers of instruments in which the funds invest, and the financial markets generally.
Operational
An investment in the Fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Segregation Risk
Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.
More About the Fund

Organization of the Fund
The Fund is an open-end management investment company, established under the laws of the State of Delaware by a Declaration of Trust dated November 22, 2002. The Fund currently offers one series of shares to investors, The Merger Fund® VL, which has one class of shares, Class I. The Fund’s business and affairs are managed by its Board of Trustees.
The Merger Fund VL21

Shares of Beneficial Interest
Shares (including fractional shares) of the Fund have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Fund. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. If the Fund were to offer more than one series of shares to investors, shareholders of all series of the Fund would vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series would be required. If the Fund were to offer more than one class of shares, a separate vote of that class would be required for matters affecting an individual class (such as approval of matters relating to a distribution plan for a particular class of shares). The Fund is not required to hold annual shareholder meetings. Fund shares attributable to any insurance company assets and Fund shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.
The assets received by the Fund for the issue or sale of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. To the extent the Fund offers more than one series or class of shares, the underlying assets of the respective series or class are required to be segregated on the books of account, and are to be charged with the expenses of the respective series or class and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series or class shall be allocated by or under the direction of the Board of Trustees in such manner as it determines to be fair and equitable.
Taxes
The Fund has elected and intends to qualify and be eligible for treatment each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, the Fund will generally not be subject to U.S. federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders at least annually. Further, the Fund intends to meet certain diversification requirements applicable to regulated investment companies underlying variable life insurance and variable annuity contracts. If the Fund were to fail to meet such diversification requirements, income and gain allocable to Contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Contracts and income for prior periods with respect to such Contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.
Because the shareholders of the Fund are the separate accounts of the participating insurance companies, no discussion is included here as to tax consequences to other types of shareholders. Further, this discussion is not intended as a discussion of the U.S. federal income tax consequences of purchasing and owning Contracts. For information concerning the U.S. federal income tax consequences to the owners of Contracts, see the separate prospectus for such Contracts and consult a tax adviser.
Disruptive Trading and Market Timing
As an investment vehicle for variable contracts, which are designed as long-term investments, the Fund is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Fund in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:
•
dilution of the interests of long-term investors, if market timers or others transfer into the Fund at prices that are below the true value or exchange out of the Fund at prices that are higher than the true value;

•
an adverse effect on portfolio management, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

•
increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Fund invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.
22The Merger Fund VL

In order to attempt to protect Fund investors, the Fund’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Fund reserves the right to amend these policies at any time without prior notice. Because the record owners of the Fund are the insurance companies and not the variable contract owners, the Fund is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Fund’s policies, the Fund delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Fund and the Fund’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.
The Fund may also take certain actions to stop Disruptive Trading, including imposing redemption fees and ceasing sales of additional shares of the Fund to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Fund reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Fund, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Fund or its designee with information about variable contract owner transactions in the Fund upon request.
Although the Fund will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Fund cannot control their efforts or guarantee their success at deterrence. In addition, the Fund cannot guarantee that monitoring by the insurance companies and the Fund will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.
Investing in the Fund

Shares of the Fund are not available to the public directly. You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Fund. The appropriate insurance company will, in turn, invest payments in shares of the Fund as the investor directs at the net asset value next determined.
Sales Charge and Surrender Charges
The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.
Determination of Net Asset Value
The share price (net asset value or “NAV”) for the Fund is based on the net assets of the Fund and the number of outstanding shares. In general, the Fund calculates a share price for each class by:
•
adding the values of all securities and other assets of the Fund

•
subtracting liabilities; and

•
dividing the result by the total number of outstanding shares.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
The Merger Fund VL23

Net Asset Value (“NAV”): The liabilities of the Fund are deducted from the assets of the Fund. The resulting amount is then divided by the number of shares outstanding to produce the Fund’s NAV per share.
The NAV per share is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The Fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Fair Valuation
If market quotations are not readily available or available prices are not reliable, the Fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the Adviser/Subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by the Fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the Adviser/Subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its NAV at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
The value of a security, as determined using the Fund’s fair valuation procedures, may not reflect such security’s market value.
24The Merger Fund VL

Redemptions
The Fund will redeem any shares presented for redemption by the insurance companies holding such shares. Your insurance company’s policies on when and whether to redeem Fund shares are described in your variable accumulation annuity contract prospectus or variable universal life insurance policy. The Fund expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit.
Other Information

The Fund’s name and investment objective are very similar to The Merger Fund® (“TMF”), a publicly available mutual fund that is managed by the Adviser and Subadviser. The Fund offered through this Prospectus is not TMF and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Fund, different fees and expenses, and different asset sizes.
The Merger Fund VL25

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns in the table do not include fees and charges that you may be assessed under your separate Contracts at either the separate account or Contract level. If these fees and charges were included, the Fund’s total returns would be lower. This information for each fiscal year shown has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; information for the period January 1, 2021 through June 30, 2021 is unaudited. PricewaterhouseCoopers LLP’s report, along with the Fund’s financial statements, are included in the Fund’s most recent Annual Report, which is available upon request. Prior to October 1, 2021, the Fund’s shares did not have a class designation; effective October 1, 2021, the Fund’s shares are referred to as Class I shares. The features of Class I shares are the same as the features of the shares prior to the change in designation.
Selected per share data is based on a share of beneficial interest outstanding throughout each year.
The Merger Fund® VL —Class I Shares
	1/1/21 to 6/30/21 (Unaudited)	1/1/20 to 12/31/20	1/1/19 to 12/31/19	1/1/18 to 12/31/18	1/1/17 to 12/31/17	1/1/16 to 12/31/16
Net Asset Value, Beginning of Year	$12.21	11.40	11.36	10.80	10.53	10.47
Income From Investment Operations:
Net Investment Income (Loss)(2)	(0.02)	(0.02)	0.06	0.14	0.04	(0.07)
Net Realized and Unrealized Gain on Investments	0.37	0.86	0.64	0.63	0.23	0.33
Total from Investment Operations	0.35	0.84	0.70	0.77	0.27	0.26
Less Distributions:
From Net Investment Income	—	—	(0.12)	(0.08)	—	(0.08)
From Net Realized Gains	—	(0.03)	(0.54)	(0.13)	—	(0.12)
Total Dividends and Distributions	—	(0.03)	(0.66)	(0.21)	—	(0.20)
Change in Net Asset Value	0.35	0.81	0.04	0.56	0.27	0.06
Net Asset Value, End of Year	$12.56	12.21	11.40	11.36	10.80	10.53
Total Return(2)	2.78%(4)	7.38	6.17	7.09	2.56	2.44
Net Assets, End of Period (in thousands)	$58,756	51,753	47,963	41,648	31,990	31,835
Ratio of Gross Expenses to Average Net Assets:
Before Expense Reimbursement	1.92%(3)	1.91	2.43(6)	2.57	2.51	2.75
After Expense Reimbursement	1.46%(3)	1.46	1.91(6)	1.84	1.78	1.99
Ratio of Dividends and Interest on Short Positions and Borrowing Expense on Securities Sold Short to Average Net Assets	0.06%(3)	0.06	0.51(6)	0.44	0.38	0.59
Ratio of Operating eExpenses to Average Net Assets Excluding Dividends and Interest on Short Positions and Borrowing Expense on Securities Sold Short (After Expense Reimbursement)	1.40%(3)	1.40	1.40(7)	1.40	1.40	1.40
Ratio of Net Investment Income (Loss) to Average net Assets	(0.36)%(3)	(0.19)	0.48	1.20	0.34	(0.66)
Portfolio Turnover Rate	75%(4)	189	172	154	184	202
Footnote Legend:
(1)
The figures presented do not reflect any fees or charges imposed by participating life insurance companies under their variable annuity and variable life insurance contracts. If the fees and charges imposed by participating life insurance companies under their variable annuity and variable life insurance contracts were included, the fees and expenses of the Fund would be higher than those shown in the table.

(2)
Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

(3)
Annualized.

(4)
Not annualized.

(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the period.

26The Merger Fund VL

(6)
The amount for the year ended December 31, 2019 includes 0.05% of legal expenses related to the settlement of an appraisal right.

(7)
The amount for the year ended December 31, 2019 excludes 0.05% of legal expenses related to the settlement of an appraisal right.

Further information regarding the Fund’s performance is contained in the Fund’s Annual and Semiannual Reports, copies of which may be obtained without charge.
The Merger Fund VL27

Privacy Policy

FACTS	WHAT DO VIRTUS FUND SERVICES, LLC, AND VIRTUS FUNDS (VIRTUS) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.
Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•
Social Security Number and Account Balances

•
Transaction History and Checking Account Information

•
Account Transactions and Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Virtus chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Virtus share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-243-1574 or go to www.Virtus.com
28The Merger Fund VL

Who we are
Who is providing this notice?	Virtus Fund Services, LLC; and Virtus Funds (Virtus)
What we do
How does Virtus protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Virtus collect my personal information?
We collect your personal information, for example, when you
•
open an account or give us your contact information

•
pay us by check or make a wire transfer

•
buy securities from us
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•
sharing for affiliates’ everyday business purposes – information about your creditworthiness

•
affiliates from using your information to market to you

•
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Virtus does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Virtus does not share with our nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Virtus doesn’t jointly market.
The Merger Fund VL29

101 Munson Street
Greenfield, MA 01301
PROSPECTUS - October 1, 2021
For investors who want more information about the Fund, the following documents are available upon request:
Annual and Semiannual Reports
Additional information about the Fund’s investments is available in the Fund’s Annual and Semiannual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The Fund’s SAI provides more detailed information about the Fund and is incorporated by reference into and is legally part of this Prospectus.
The Fund’s Annual and Semiannual Reports and SAI are available, without charge, upon request by contacting the Fund’s sub-transfer agent, U.S. Bancorp Fund Services, LLC (“Sub-Transfer Agent”), at P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1-800-343-8959. Correspondence sent by overnight courier should be directed to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202-5207. Additional information and shareholder inquiries can also be directed to your investment professional or the Fund’s Sub-Transfer Agent. Copies also can be obtained for free from the SEC’s website at www.sec.gov and the Fund’s website at virtus.com.
The Merger Fund® VL
Investment Company Act File No. 811-21279	10-21
7091

October 1, 2021

Statement of Additional Information

THE MERGER FUND VL

(MERVX)

A no-load, open-end, diversified investment company which seeks capital growth by engaging in merger arbitrage.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of The Merger Fund VL dated October 1, 2021, a copy of which may be obtained without charge by contacting the Fund’s sub-transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Transfer Agent”), at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”). Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees monitors events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflicts. Shares of the Fund are not offered to the general public.

The Fund’s annual financial statements, including the notes thereto and the report of the Fund’s independent registered public accounting firm thereon, are incorporated by reference into this SAI from the Fund’s Annual Report dated December 31, 2020, and the Fund's semiannual financial statements, including the notes thereto, are incorporated by reference into this SAI from the Fund's Semiannual Report dated June 30, 2021. Copies of each of these documents may be obtained without charge by contacting the Fund’s Sub-Transfer Agent at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959 or by downloading it from virtus.com.

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

(See “INVESTMENT OBJECTIVE”, PRINCIPAL INVESTMENT STRATEGIES” and “PRINCIPAL RISKS” in the Fund’s prospectus.)

The Merger Fund VL (the “Fund”) is a no-load, open-end, diversified, registered management investment company, organized as a Delaware statutory trust on November 22, 2002, which seeks to achieve capital growth by engaging in merger arbitrage. The Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment adviser is Virtus Investment Advisers, Inc., One Financial Plaza, Hartford, CT 06103 (the “Adviser” or “VIA”), and the Funds’ investment subadviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595 (the “Subadviser” or “Westchester”).

Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

In addition to the principal investment strategies and the principal risks described in the Fund’s prospectus, the Fund may employ other investment practices and may be subject to additional risks, including those that are described below in alphabetical order.

Appraisal Rights

Appraisal rights are statutory rights that allow shareholders to demand that the value of their shares that would otherwise be subject to divesture be determined by a judicial proceeding or independent valuator. Mergers and corporate reorganizations are subject to appraisal rights in many states. In the context of a merger or corporate reorganization, appraisal rights provide dissenting shareholders with a mechanism to seek to prevent acquiring corporations from paying less than the target company is worth to shareholders. If a dissenting shareholder commences an appraisal action and successfully persuades the court or independent valuator that either fair value was not paid for the target company’s shares or the price paid was not determined on an arm’s length basis, the dissenting shareholder can be awarded more consideration for its shares by the court or independent valuator than was paid pursuant to the applicable transaction. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a dissenting shareholder will not necessarily prevent the transaction from taking place as approved; however, if enough shareholders dissented and the court or independent valuator found that a transaction’s terms were unfair, a transaction that a majority of shareholders had already approved could be prevented.

Appraisal actions involve substantial legal risk. In certain jurisdictions, a limited amount of judicial precedent on appraisal actions may increase the risk that the Subadviser’s assessment of the value of an appraisal action proves incorrect. Similarly, cases with a precedential effect may be decided during the course of an appraisal action being pursued by the Fund and that new precedent may substantially change the likelihood of a successful outcome or diminish the prospects for a significant recovery for the Fund in the pursuit of its appraisal action. All of these factors may make it difficult for the Subadviser to predict accurately the outcome of any particular appraisal action. Appraisal actions can be expensive and may require prolonged periods to pursue, litigate and/or resolve, and even when resolved, may not be resolved to the satisfaction of the shareholder or shareholders who commenced the action. There can be no assurance that any such actions will be successful, and a dissenting shareholder may receive less value for its shares than the value received by non-dissenting shareholders.

During the pendency of an appraisal action, market quotations or pricing service coverage for the appraisal action may be unavailable. In that case, the Fund would need to fair value the appraisal action in accordance with its valuation policy. Such fair valuations may involve substantial uncertainty, judgment, estimates and assumptions because there may be little or no reliable market data or other relevant information available to the Fund regarding the value of the appraisal action, all of which increases the risk that the Fund’s fair valuation may not reflect the value of the appraisal action. There can be no assurance that a valuation used for an appraisal action by the Fund will reflect either the value obtained by the Fund in a sale of its appraisal rights during the pendency of an appraisal action or the value the Fund ultimately obtains as a result of pursuing its appraisal rights, even in the event the Fund obtains a favorable outcome in the appraisal action.

1

Bank Capital Securities and Bank Obligations

The Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

The Fund may also invest in other bank obligations including, without limitation, certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account.

Below Investment Grade Securities

The Fund may invest in debt securities rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Subadviser to be of comparable quality to securities so rated) at the time of purchase, including securities in default or in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities are more dependent on the Subadviser’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix A - Description of Moody’s Investors Service and S&P Global Ratings” for more information on securities ratings.

2

Borrowing

The Fund may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities and employ leverage or for other purposes. When borrowing money, the Fund must follow specific guidelines under the Investment Company Act of 1940 (the “1940 Act”), which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets. When the Fund increases its investment positions by borrowing, the possibilities for profit and the risk of loss will also be increased. The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. Fluctuations in the market value of the Fund’s portfolio when leveraged can therefore have a disproportionately large effect in relation to the capital of the Fund.

Collateralized Mortgage Obligations

A collateralized mortgage obligation (“CMO”) is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), also known as Freddie Mac, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches-known as support bonds, companion bonds or non-PAC bonds-which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds.

3

Corporate Debt Securities

The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Fund’s investments in bonds are often subject to a number of risks described in the prospectuses and/or elaborated upon elsewhere in this section of the SAI, including credit risk, high yield securities (junk bonds) risk, interest rate risk, foreign investing risk, liquidity risk, small and medium capitalization risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which the Subadviser has made a credit quality assessment. See Appendix A for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. The Fund may invest in synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”)).

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

4

Cybersecurity Risk

With the increased use of technologies, such as the Internet, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cybersecurity failures or breaches of the Fund’s third party service provider (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future.

The Fund and its shareholders could be negatively impacted as a result. The Fund’s service providers may have adopted business continuity plans and systems designed to prevent such cyber attacks. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by issuers in which the Fund invests.

Derivatives

The Fund may invest in derivatives, which are financial contracts whose values depend on, or are derived from, the value of underlying assets, reference rates or indices. Derivatives involve the risk that changes in their values may not occur as expected relative to the values of the assets, rates, or indices on which they are based because, for example, they are not perfect substitutes for the reference asset. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Subadviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may engage in certain transactions that require it to post margin or collateral to a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party. If an entity holding the Fund’s margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through such entity and/or incur a loss of all or part of its collateral or margin deposits with such entity. In addition, if the Fund fails to take possession of any collateral or margin that it is entitled to from a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party, the Fund will be subject to the credit risk of the entity holding the Fund’s margin or collateral.

In addition, the Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund often will not receive the collateral the day the collateral is called.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

5

Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value per share (“NAV”).

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Subadviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund. The risk may be more pronounced when outstanding notional amounts in the market exceed the amounts of the referenced assets. Also, suitable derivatives may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivatives transaction at any time or from time or time, or that any such transactions will be successful. In addition, the Subadviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

The U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The regulation of derivatives in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. Additional types of derivatives may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its account at a clearing member. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and a clearing member is drafted by the clearing member and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

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Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. Such requirements could increase the amount of margin the Fund needs to provide in connection with uncleared OTC derivatives transactions and, therefore, make such transactions more expensive.

New requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or limiting liquidity or increasing transaction costs. Certain aspects of these regulations are still being implemented, so their potential impact on the Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the clearing mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance. Options transactions involve special risks. Because option premiums are influenced by market conditions and developments affecting the underlying security, the price movements of the option and the security may be less closely correlated than expected, in which case it may not be possible for the Fund to close out an option position prior to expiration at a favorable price. The lack of a liquid secondary market may also make it difficult to effect closing option transactions. In addition, option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

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Options on Securities and Indexes

The Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell (“write”) put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security.

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

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There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the values of the Fund’s securities during the period the option was outstanding.

Dealer (Over-The-Counter) Options

The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

Risks of Over-the-Counter Option Transactions

As part of its investment strategies, the Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”). OTC contracts differ from exchange-traded contracts in important respects. OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not typically supported beyond the credit of the counterparty.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case the Fund may experience a loss. An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that broker-dealer. There is no assurance that a broker-dealer will voluntarily agree to terminate a transaction. There is also no assurance that the Fund will be able to liquidate an OTC contract at any time prior to expiration. The Fund may also be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract. In the event of insolvency of the counterparty, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

Risk Factors in Options Transactions

There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by the Fund will be affected by many factors, including changes in the values of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

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The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Subadviser, and other clients of the Subadviser may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

The Fund’s ability to engage in options and other transactions may be limited by tax considerations.

Uncovered Option Transactions

As part of a hedging strategy, the Fund may sell uncovered, or “naked,” options. When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it may not simultaneously have a short position in the underlying security. The Fund may sell uncovered call options as an alternative to selling short the acquirer’s shares in a stock-for-stock merger. The Fund may sell uncovered put options as an alternative to selling covered call options.

The risks associated with selling uncovered call options and uncovered put options include some of those associated with selling short the acquirer’s securities in a stock-for-stock merger, including the possibility that should the merger fail to be completed, the Fund may be required to purchase the underlying security at a price substantially above the strike price of the option.

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Futures Contracts and Options on Future Contracts

The Fund may invest in futures contracts and options thereon (“futures options”), including with respect to equity securities, indexes, or other instruments or assets, as well as purchase put and call options on such futures contracts. The Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a reference asset (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the reference asset) at a specified price and time. A futures contract on an index (an “Index Future”) is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500® Index; the S&P Midcap 400® Index; the Nikkei 225 Index; the New York Stock Exchange (“NYSE®”) Composite IndexTM; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of assets. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified by the exchange or the futures commission merchant during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund will realize a capital gain, or if it is more, the Fund will realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The transaction costs must also be included in these calculations.

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Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (“CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the Securities and Exchange Commission (the “SEC”) and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund’s order is placed and the time it is liquidated, offset or exercised.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options, including as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities and Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon

Options on securities and indexes, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The values of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

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Swap Contracts

The Fund may use swap contracts (or “swaps”) or other derivatives positioning for the same or similar purposes as options and futures. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose the Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Swap contracts may be individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Subadviser determines it is consistent with the Fund’s investment objective and policies.

The Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500® Index).

The Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the values of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty may pay a floating rate multiplied by the same notional amount to the Fund. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would be entitled to receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

The Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as the London Interbank Offered Rate (“LIBOR”). Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.

The Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

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Equity Swap Contracts

The Fund may enter into both long and short equity swap contracts with qualified broker-dealer counterparties. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security or index, while obligating the Fund to pay the counterparty any depreciation on the security or index as well as interest on the notional amount of the contract. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security or index, while entitling the Fund to receive from the counterparty any depreciation on the security or index as well as interest on the notional value of the contract.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risk may arise from unanticipated movements in interest rates or in the values of the underlying securities.

Credit Default Swap Contracts

The Fund may enter into credit default swap contracts with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk - the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the difference between the par (or other agreed-upon) value of a referenced debt obligation, and the market value of such referenced debt obligation, to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

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The Fund may use the swaps for any investment purpose, including as part of a merger-arbitrage or event-driven strategy involving pending corporate reorganizations. The Fund may also purchase credit protection on a referenced entity’s obligations. When the Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default. Credit default swap contracts involve, to varying degrees, elements of market risk and exposure to loss. Other risks associated with the use of credit default swap agreements include the risk of imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability or unwillingness of counterparties to meet their obligations. Where the Fund is the purchaser of default protection under the credit default swap, the Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

Equity Securities

The Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase. The Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Investments in Debt Instruments

The Fund may invest in corporate bonds debentures, notes and other similar instruments and evidences of indebtedness (collectively “Debt Instruments”) issued by companies, including those involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. Some or all of these Debt Instruments may carry non-investment-grade credit ratings. See “Below Investment Grade Securities” above.

The price of a Debt Instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a Debt Instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower. The price of a Debt Instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government monetary policy and action, inflation rates, and other factors. In general, the price of a Debt Instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. A Debt Instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Debt Instruments with floating interest rates may be less sensitive to interest rate changes. The price of a Debt Instrument trading at a negative interest rate responds to interest rate changes like other Debt Instruments; however, a Debt Instrument trading at a negative interest rate is generally expected to produce a negative return if held to maturity.

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Debt Instruments include fixed and floating rate instruments of any maturity. Fixed rate instruments pay a specified rate of interest or dividends. Floating rate instruments pay a rate that is adjusted periodically by reference to a specified index or market rate. Because interest rates vary, the future income of the Fund when it invests in floating rate fixed income securities cannot be predicted with certainty. Indexed bonds are a type of fixed income instrument whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). To the extent the Fund invests in indexed instruments, the future income of the Fund also will be affected by changes in those instruments’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices). Because zero coupon bonds do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, the value of zero coupon bonds fall more sharply than the value of interest paying bonds. However, zero coupon bonds rise more rapidly in value when interest rates drop.

The market values of convertible Debt Instruments will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities. The market values of Debt Instruments issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Instruments are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.

The Fund may invest in Debt Instruments because the Subadviser determines that the Debt Instruments offer an attractive yield or because of the Subadviser’s credit outlook for or assessment of the issuer of the obligation, including when the Subadviser believes the market has underestimated the credit quality or attractiveness of a particular issuer or debt obligation. The Subadviser’s judgment may be incorrect, and the Fund is subject to the risk of losses due to the Subadviser’s determinations regarding a particular debt obligation or issuer.

The Fund may invest in Debt Instruments of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. Because such issuers are likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers may be illiquid and are considered highly speculative.

Investments in New Issues

The Fund is permitted to invest in securities that are offered in initial public offerings (also referred to as “new issue” securities). New issue securities have no trading history, and there may be less public information about the companies. In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the Fund’s investments may underperform returns from the various general securities markets or different asset classes. Different types of investments tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular instrument will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that instrument. Other market risks that can affect value include a market’s current attitudes about types of investments, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell investments at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Some investments may be difficult to value during such periods. These risks may be heightened for fixed income instruments due to the current historically low interest rate environment.

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The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain instruments. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests or the issuers of such instruments in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser or Subadviser are regulated and could affect pending mergers or other events in which the Funds have established investment positions. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest, epidemics and pandemics, and acts of terrorism are other potential risks that could adversely affect an investment or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 emerged in late 2019 and spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused, and may continue to contribute to, significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) and governmental responses thereto may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways. Any such impact could adversely affect the value and liquidity of the Fund’s investments, limit severely the Fund’s investment opportunity set, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Fund by its service providers, leading to operational delays and failures and additional investment losses. Issues arising out of or related to this recent health crisis and governmental and business responses thereto may cause one or more events in which the Fund has invested to fail to close or occur as expected by the Subadviser, leading to the Fund experiencing investment losses.

Master Limited Partnerships (“MLPs”)

The Fund may invest in MLPs. MLPs are “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and typically are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt instruments of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities.

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Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP. These investments may not be taxed as partnerships for U.S. federal income tax purposes. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. Additionally, general partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.

Holders of MLP securities have limited control and voting rights on matters affecting the partnership. Holders of securities issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP securities to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP securities are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

Investments in MLP securities also present special tax risks. For example, if an MLP were to fail to meet the requirements for treatment as a partnership, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as ordinary income to the extent of the MLP’s current and accumulated earnings and profits. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced. Also, the Fund’s investments in MLP securities can be limited by the Fund’s intention to qualify as a regulated investment company that is accorded special tax treatment. For more information, see “Taxation” below.

Merger Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

Mark-to-market losses on merger-arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. If the Fund does not hedge against market fluctuations, the Fund may incur losses even if the proposed transaction is consummated.

Merger-arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. This may be due to, among other things, a number of merger-arbitrage advisers and other investors investing in a limited number of potential deals. Also, when market interest rates are relatively low, the spreads on merger-arbitrage positions may be relatively small (i.e., narrow) as well.

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Non-U.S. Investment Risk

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxes on (i) net proceeds it receives, capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce its yield. See “Taxation” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case the Fund could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s NAV at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. There can be no assurance that the Fund will satisfy applicable foreign reporting requirements at all times. Failure to satisfy those reporting requirements may increase the Fund’s costs and prevent the Fund from executing its investment strategy.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. In addition, economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging markets are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging markets are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging markets with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries. There can be no assurance that the Fund will satisfy applicable foreign reporting requirements at all times. Failure to satisfy those reporting requirements may increase the Fund’s costs and prevent the Fund from executing its investment strategy.

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Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging markets generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs may be higher in emerging markets than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging markets are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging markets.

Other Investment Companies

The Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

The Fund may invest in other investment companies to gain broad market or sector exposure or to earn a return on uninvested assets, including during periods when it has large amounts of uninvested cash.

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. The Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Subadviser anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) and could result in significant losses for the Fund.

When the Fund makes a short sale, the broker/dealer or other counterparty through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. Any gain will be decreased, and any loss increased, by the transaction costs described above. The Fund may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

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Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to those of equity and/or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt instruments, and U.S. government securities.

Fixed Rate Preferred Stocks

Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

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In allocating investment opportunities in SPACs amongst accounts advised by the Subadviser, the Subadviser will seek to allocate such opportunities in a manner that is, over time, fair and equitable to all accounts. As part of its allocation decision, the Subadviser may consider a number of factors including, but not limited to, the permissibility and/or appropriateness of such an investment for an account given the investment’s expected risk/return profile, the availability of the investment in sufficient volume to reasonably be expected to affect the account’s performance materially, and whether the account has sufficient liquidity to participate in the investment opportunity in an amount that could reasonably be expected to affect its performance materially.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to seek to respond to adverse market, economic or other conditions. In taking such positions, the Fund may temporarily invest a substantial portion of its assets in cash and cash equivalents, including money market instruments. Money market instruments include, but are not limited to: obligations of the U.S. government or its agencies or instrumentalities; Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; and repurchase agreements. However, the Subadviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its investment objective.

Variable and Floating Rate Debt Instruments

The Fund may invest in floating rate debt instruments, including senior loans. Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to senior loans, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Loans may not be considered “securities” for certain purposes under the federal securities laws, and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable Rate Master Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them.

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Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights may be illiquid. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses. The SEC has finalized rules that will replace the existing guidance that relates to the segregation of assets in respect of these transactions. For additional information, please see the sub-section entitled “Derivatives Risk” in the section “Principal Risks” in the Fund’s prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this SAI and in the Fund’s prospectus, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of: (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

These investment restrictions provide that:

(1) The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, to the extent permitted by the 1940 Act, and any rule or order thereunder, or SEC staff interpretation thereof.

(2) The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured.

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(3) The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4) The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities.

(5) The Fund may not purchase or sell real estate or real estate mortgage loans, as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

(6) The Fund may not purchase or sell commodities or commodity contracts.

(7) The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities.

Although the Fund may lend its securities, the Fund may have to recall such loans to vote proxies if the Subadviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security. When the Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to concentration set forth in (4) above, with respect to investments in SPACs, the Fund will generally look to the investment or investments the SPAC principally holds in determining the SPAC’s principal activities and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by the Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. With respect to the fundamental policy relating to commodities or commodity contracts set forth in (6) above, at the time of the establishment of the restriction, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, the Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

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The following investment restrictions have been adopted by the Fund as non-fundamental policies. Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund. Under the non-fundamental investment restrictions:

(1) The Fund will not invest more than 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the Fund.

(2) The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act and the rules and regulations thereunder.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio Holdings

The Board of Trustees has adopted a policy with respect to the protection of certain non-public information which governs disclosure of the Fund’s portfolio holdings. This policy provides that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Divulging Fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

Public Disclosures

In accordance with rules established by the SEC, the Fund will send semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Fund will also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-PORT, which is filed with the SEC within 60 days of quarter end. The Fund’s shareholder reports will be available at virtus.com. The Fund will also make publicly available at virtus.com a full listing of portfolio holdings as of the end of each quarter with a 60-day delay. Portfolio holdings may be released sooner at the discretion of the Fund’s administrator, Virtus Fund Services, LLC (the “Administrator”). Additionally, the Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information at virtus.com. This information is posted at the end of each quarter and may be reported on a 60-day delay. This information will be available until full portfolio holdings information becomes publicly available as described above. The Fund will also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Fund and/or the Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policy provides that non-public disclosures of the Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information is subject to a duty of confidentiality. Federal law also prohibits recipients of non-public portfolio holdings information from trading on such information. The Administrator will consider any actual or potential conflicts of interest between the Administrator and its affiliates on one hand, and the Fund’s shareholders on the other hand, and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Administrator will not authorize such release. The Fund does not release its confidential portfolio-holdings information for compensation.

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Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Fund’s Board of Trustees and/or the Administrator, the Fund will periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In addition to the Adviser and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	VIA	Daily with no delay
Subadviser	Westchester	Daily with no delay
Administrator	Virtus Fund Services	Daily with no delay
Distributor	VP Distributors	Daily with no delay
Custodian and Security Lending	U.S. Bank National Association	Daily with no delay
Sub-administrative and Accounting Agent and Sub-transfer Agent	U.S. Bank Global Fund Services	Daily with no delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period, within 5 business days of the end of reporting period
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily with no delay
Liquidity Management Analytics System	MSCI Group	Daily with no delay
Printing Firm for Financial Reports	DFIN	Semiannually, within 60 days of end of reporting period
Class Action Service Provider	Financial Recovery Technologies and Institutional Shareholder Services	Monthly, with no delay
Code of Ethics	StarCompliance, LLC	Daily with no delay

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, FactSet Research Systems Inc. and Thompson Reuters	Fiscal quarter with a 60-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Fiscal quarter with a 60-day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Fiscal quarter with a 60-day delay.

INVESTMENT ADVISORY AND OTHER SERVICES

(See “MANAGEMENT OF THE FUND” in the Fund’s prospectus.)

Investment Adviser

The investment adviser to the Fund is VIA, located at One Financial Plaza, Hartford, Connecticut 06103. As of June 30, 2021, VIA had approximately $69.3 billion in assets under management. VIA acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

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Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board of Trustees, provides that the Fund will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of VIA or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of Adviser personnel attending Trustee meetings as required, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares, expenses of printing and mailing share certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of its shares with the SEC and registering or qualifying their shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Fund will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

For managing, or directing the management of, the investments of the Fund, VIA is entitled to a fee, payable monthly, at the annual rates of 1.25%.

VIA may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. VIA has contractually agreed to waive all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund so that such expenses do not exceed, on an annualized basis, 1.40% of daily net assets through September 30, 2023. Following the contractual period, the Adviser may discontinue the expense caps at any time. The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

The investment advisory agreement also provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of the Fund which is subject to its terms and conditions, the investment advisory agreement is in effect for an initial term of two years. After the initial two-year term, the agreement will continue from year to year with respect to the Fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of the Fund and (2) the terms and any renewal of the agreement with respect to the Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Fund or the Adviser, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated by the Board or by the Adviser and may be terminated by a vote of the majority of the outstanding shares of the Fund. The agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the Adviser, the Fund will eliminate any reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.

A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement is available in the Semiannual Report to Fund shareholders for the fiscal period ended June 30, 2021.

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Adviser Affiliates

George Aylward, Kevin Carr, Jennifer Fromm and Richard W. Smirl each serve as an officer of the Fund and as an officer and/or director of the Adviser. The other principal executive officers of the Adviser are: Michael Angerthal, Executive Vice President and Chief Financial Officer; Wendy Hills, Executive Vice President, General Counsel and Assistant Clerk; David Fusco, Vice President and Chief Compliance Officer; and David Hanley, Senior Vice President and Treasurer. The directors of the Adviser are George Aylward, Michael Angerthal and Wendy Hills.

Advisory Fees

Because the Adviser did not serve as the investment adviser to the Fund prior to the date of this SAI, the Adviser has received no fees under the investment advisory agreement. (See “Subadviser and Subadvisory Agreement” for information regarding the fees received by Westchester while it was the investment adviser to the Fund.)

Subadviser and Subadvisory Agreement

The Adviser has entered into a subadvisory agreement with respect to the Fund. The subadvisory agreement provides that the Adviser will delegate to the Subadviser the performance of certain of its investment management services under the Investment Advisory Agreement. The Subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. The Adviser remains responsible for the supervision and oversight of the Subadviser’s performance. The subadvisory agreement will continue in effect from year to year if specifically approved by the Board of Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by the Adviser out of its advisory fees from the Fund.

A discussion regarding the Board of Trustees’ basis for approving the Subadvisory Agreement is available in the Semiannual Report to Fund shareholders for the fiscal period ended June 30, 2021.

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Behren has served as Co-President of the Subadviser since 2011 and Co-Chief Investment Officer of the Subadviser since October 2021. Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and the Fund from 2004 until June 2010, and has served as a portfolio manager for the Fund since January 2007.

Mr. Shannon has served as Co-President of the Subadviser since 2011 and Co-Chief Investment Officer of the Subadviser since October 2021. Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

For its services as subadviser, Westchester receives a subadvisory fee from VIA at the rate of 50% of the net advisory fee paid by the Fund.

Prior to October 1, 2021, Westchester acted as the investment adviser to the Fund. The table below sets forth the gross amount of advisory fees paid, the amount of fees reduced pursuant to any fee waiver or expense waiver and reimbursement arrangements, as applicable, fees/expenses recouped with respect to previous fees or expenses of the Fund waived by Westchester, and the net amount of advisory fees paid under the advisory contract for the Fund for each of the last three fiscal years.

Fiscal Year Ended December 31,	Gross Advisory Fees	Fees Waived/Expenses Paid or Expenses Reimbursed*	Fees and/or Expenses Recouped by Adviser	Net Advisory Fees Paid
2020	$601,445	$218,124	$0	$383,321
2019	$545,113	$223,736	$0	$321,377
2018	$434,792	$255,478	$0	$179,314

*	Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

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Notice

The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund pursuant to CFTC Regulation 4.5. Accordingly, the Adviser (with respect to the Fund) is not subject to registration or regulation as a “commodity pool operator” under the CEA. In order for the Adviser to remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and the Subadviser may be required to register as a “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s and Subadviser’s intentions to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Other Service Providers

The Fund and the Transfer Agent have entered into administrative service agreements with certain insurance companies (collectively, the “Insurance Companies”). Under the terms of the agreements, the Insurance Companies are required to provide various shareholder services to the Fund, including the provision of certain shareholder communications and the facilitation of completing application forms and selecting account options for the benefit of certain owners of variable life insurance contracts and variable annuity contracts issued by the Insurance Companies in connection with such owners’ indirect investment in the Fund. These Insurance Companies may not represent all of the insurance companies that make shares of the Fund available in connection with their contracts, and the Insurance Companies party to such agreements are subject to change over time.

The compensation paid by the Fund to the Insurance Companies is typically paid continually over time, during the period when the Insurance Companies hold investments in the Fund. The amount of continuing compensation paid to different Insurance Companies varies and may vary over time. The Fund incurred total expenses of $76,132, $80,965 and $57,656 during the fiscal years ended December 31, 2020, December 31, 2019 and December 31, 2018, respectively, under its agreements with the Insurance Companies. The table below sets forth the amounts paid by the Fund to each Insurance Company for each of the last three fiscal years. The information presented is based on cash accounting, which may differ from the amounts reported on the Fund’s financial statements, which are presented based on U.S. GAAP.

Insurance Company	Fiscal Year ended December 31, 2020	Fiscal Year ended December 31, 2019	Fiscal Year ended December 31, 2018
Brighthouse Life Insurance Company[1]	$5,197	$5,412	$5,049
Hartford Life Insurance Company	-	-	-
Jefferson National Life Insurance Company	$53,316	$57,031	$38,518
AGL Life Assurance Company	-	-	-
New York Life Insurance and Annuity Corporation	-	-	-
Symetra Life Insurance Company	$75	$72	$68
First Symetra National Life Insurance Company of New York	-	-	-
Guardian Insurance & Annuity Company, Inc.	$6,118	$6,356	$6,117
Nationwide Financial Services, Inc.	$10,902	$11,729	$7,754
Ayco Services Agency, L.P.	-	-	-
Principal Life Insurance Company	$524	$365	$150

1 Formerly known as two separate entities, Metropolitan Life Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (“Brighthouse”).

29

MANAGEMENT

Trustees and Officers

The Board is responsible for the overall supervision of the Funds, including establishing each Fund’s policies and general supervision and review of its investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the Fund’s daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Funds performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Funds have no employees.

Unless otherwise noted, each Trustee also serves as a Trustee of other Virtus Funds and the address of each individual is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Funds.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2021 100 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2019 104 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (56 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).

30

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2014 104 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014).	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (56 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.

31

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Drummond, F. Ford YOB: 1962 Served Since: 2006 104 Portfolios	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board;, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (56 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

32

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2021 97 Portfolios	Private Investor (since 2021); Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.

Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

Mallin, John R. YOB: 1950 Served Since: 2021 97 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

33

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McDaniel, Connie D. YOB: 1958 Served Since: 2021 97 Portfolios

Retired (since 2013). Vice

President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation

(2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.

Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2021 107 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).

34

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2021 100 Portfolios	Retired.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2021 97 Portfolios

Managing Director (since 2020), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.

Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

35

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zino, Brian T. YOB: 1952 Served Since: 2021 104 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Trustee

Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 105 Portfolios

Director, President and Chief

Executive Officer (since 2008),

Virtus Investment Partners, Inc.

and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).

Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

36

Advisory Board Member

Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 93 Portfolios	Private investor (since 2004); and Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), The Merger Fund®; Advisory Board Member (since 2021), The Merger Fund® VL; Advisory Board Member (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (2020 to 2021) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (2 portfolios).

37

Officers of the Fund Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President ( 2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

38

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President and Assistant Secretary (since 2021).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2021).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

39

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary, The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Vice President, Chief Legal Officer and Secretary (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Executive Vice President (since 2021), Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

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LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES

The Board is currently composed of 12 trustees, including 11 Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Fund’s operations within the context of his detailed understanding of the perspective of the Adviser and the Fund’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Fund, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Funds as well as the perspective of other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, its system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; effective October 1, 2021, the members are Connie D. McDaniel, Chairperson, Donald C. Burke, Deborah A. DeCotis, John R. Mallin and Brian T. Zino. The Audit Committee met five times during the Fund’s last fiscal year.

The Compliance Committee

The Compliance Committee is responsible for overseeing the Fund’s compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Fund’s officers, including the Fund’s CCO, the Fund’s investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members are Geraldine M. McNamara, Chairperson, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris, and R. Keith Walton. The Compliance Committee was established on October 1, 2021, so did not meet during the Fund’s last fiscal year.

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The Executive Committee

The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin, Chairperson, Donald C. Burke, Deborah A. DeCotis, Sidney E. Harris, and Brian T. Zino. The Executive Committee was established on October 1, 2021, so did not meet during the Fund’s last fiscal year.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; effective October 1, 2021, its members are Brian T. Zino, Chairperson, Sarah E. Cogan, Sidney E. Harris, Philip R. McLoughlin and R. Keith Walton. The Governance and Nominating Committee, which was called the Nominating and Compensation Committee prior to October 1, 2021, met once during the Fund’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of the Fund, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Fund’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Governance and Nominating Committee in care of the Fund’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any Trustee is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, the Subadviser, the Distributor and the Administrator to the Fund, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

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Donald C. Burke

Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006-2009) and Merrill Lynch Investment Managers (1990-2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards.

Sarah E. Cogan

Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of the series of Allianz Funds (now known as Virtus Investment Trust) and Allianz Funds Multi-Strategy Trust (now known as Virtus Strategy Trust) and as counsel to other independent trustees, investment companies and asset management firms.

Deborah A. DeCotis

Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business.

F. Ford Drummond

Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Sidney E. Harris

Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Until recently, Dr. Harris was a Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019).

John R. Mallin

Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by the Adviser.

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Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also serves as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and has served as a member of the Georgia State University Robinson College of Business Board of Advisors since 2011.

Philip R. McLoughlin

Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

R. Keith Walton

Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton is the Managing Director at Lafayette Square Holding Company LLC (since 2020) and he is the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006). He was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017).

Brian T. Zino

Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2008). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008).

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Information about Advisory Board Member’s Qualification, Experience, Attributes or Skills

The following provides further information about the Advisory Board Member’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that the Advisory Board Member is an “expert” within the meaning of the federal securities laws.

William R. Moyer

Mr. Moyer has substantial experience in the asset management and accounting industries. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is predecessor to what is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.

Board Oversight of Risk Management

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by the Adviser, Administrator, Distributor, Transfer Agent, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Adviser, Subadviser, Distributor, Administrator, Transfer Agent, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and senior management of the Subadviser meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that the Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Fund’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Fund’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Fund’s advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the Subadviser and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

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The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and the other funds in the Virtus Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings as of December 31, 2020

The Trustees owned no shares of the Funds, and were not Trustees of the Fund, prior to the date of this SAI. As of December 31, 2020, each Trustee beneficially owned shares of Virtus Funds overseen in an amount over $100,000.

For the fiscal year ended December 31, 2020, the former Trustees of the Fund owned the following shares:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Trustees who are “interested persons” of the Fund
Roy D. Behren	None	Over $100,000
Michael T. Shannon	None	Over $100,000
Trustees who are not “interested persons” of the Fund
Barry Hamerling	None	Over $100,000
Richard V. Silver	None	Over $100,000
Christianna Wood	None	$10,001-$50,000

(1) During the most recent fiscal year, the family of investment companies included The Merger Fund®, Virtus Westchester Event-Driven Fund (then known as WCM Alternatives: Event-Driven Fund) and Virtus Westchester Credit Event Fund (then known as WCM Alternatives: Credit Event Fund).

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Fund who are interested persons are compensated for their services by the Adviser of the Fund, or an affiliate of the Adviser of the Fund, and receive no compensation from the Fund. The Fund does not have any retirement plan for its Trustees.

In calendar year 2020, the Trustees were not trustees of the Fund. Prior to October 1, 2021, in connection with their service on the Board, the former Independent Trustees received compensation in the amount of approximately $5,000 per year, and their out-of-pocket expenses in connection with attendance at Trustees meetings were paid by the Fund.

* A deferred compensation plan for the benefit of the Trustees was adopted by the Fund. Under the deferred compensation plan, each participating Trustee was able to elect in advance to defer cash compensation to be earned by the participant during the plan year. A participant was able to elect to receive payments in the form of a lump sum cash payment or in the form of an annual installment payout made over a specified period of two to ten years, with such payment to be made or begin on a specified date or upon a participant’s separation of service as a member of the Board. For the fiscal year ended December 31, 2020, Mr. Hamerling accrued $72,000 as deferred compensation from the Fund.

** During the most recent fiscal year, the fund complex consisted of the Fund, The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund.

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As of October 1, 2021, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser or an affiliate of the Adviser.

Codes of Ethics

The Fund, and its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order. The Fund has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Proxy and Corporate-Action Voting Policies and Procedures

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating its intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the Subadviser is responsible for voting proxies for the Fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or Subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of Fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the Fund both are designed to further the best economic interests of Fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.
•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.
•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.
•	Stock Option and Other Management Compensation Issues – executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.
•	Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, other voting delegate, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the Subadviser has a direct conflict of interest. The Policy requires the Adviser/Subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of the Subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the Fund’s shareholders. No Adviser/Subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

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The Policy further imposes certain record-keeping and reporting requirements on the Adviser/Subadviser or other voting delegate.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policy and procedures followed by the Subadviser in voting proxies for the Fund.

The Subadviser’s Proxy Voting Policy and Procedures

Westchester has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients including the Fund, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The principles for voting proxies are as follows: The primary consideration in voting proxies is the best interest of the Fund. Where a proxy proposal raises a material conflict between the Subadviser ’s interests and the Fund’s interests, the Subadviser will resolve the conflict by following the policy guidelines. The proxy-voting guidelines describe the Subadviser ’s general position on proposals. The Subadviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved. The Subadviser will review certain issues on a case-by-case basis based on the financial interest of the Fund. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Subadviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Subadviser may seek to call the loan in time to vote the securities or the Subadviser may seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Subadviser believes is in the Fund’s best interests. There can be no assurance that the Subadviser will be successful in calling a loan in time to vote the securities or entering into an arrangement to ensure the proxies for such events will be voted as the Subadviser believes is in the Fund’s best interests. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s Sub-Transfer Agent at 1-800-343-8959 and on the SEC’s website at www.sec.gov.

THE ADMINISTRATOR

Virtus Fund Services, LLC (“VFS” or the “Administrator”) is the administrator of the Fund. For its services as Administrator, VFS receives an administration fee based upon the average net assets at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

 For the purposes of applying the fee breakpoints, the Fund’s average net assets may be aggregated with the average net assets of other Virtus Funds for which VFS is the administrator. Because VFS was not the Administrator prior to the date of this SAI, it has received no fees for its administrative services to the Fund.

FUND ACCOUNTANT AND SUB-ADMINISTRATOR

The Fund has entered into Fund Accounting and Sub-Administration Servicing Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), a Wisconsin limited liability company, whose address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

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Fund Services performs the following services, among others, for the Fund: (1) acts as liaison among all Fund service providers; (2) supplies corporate secretarial services, office facilities, non-investment-related statistical and research data as needed, and assistance in preparing for, attending and administering shareholder meetings; (3) provides services to the Board such as preparing Board reports based on financial and administrative data, evaluating independent accountants, monitoring fidelity bond and errors and omissions/director and officer liability coverage, recommending dividend declarations and capital gain distributions to the Board, preparing and distributing to appropriate parties notices announcing declarations of dividends and other distributions; (4) provides assistance and support in connection with audits; (5) provides assistance in connection with routine regulatory examinations or investigations, coordinates all communications and data collection with regard to any regulatory examinations and yearly audits by independent accountants, maintains a general corporate and compliance calendar for the Fund, prepares, proposes and monitors the Fund budget, and develops or assists in developing guidelines and procedures to improve overall compliance by the Fund and its various agents; (6) monitors compliance of the Fund with regulatory requirements; (7) assists in the preparation of and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) provides assistance in financial reporting matters; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Sub-Administrator also provides certain accounting and pricing services for the Fund. Prior to October 1, 2021, Fund Services served as the Administrator and Accounting Agent for the Fund. For the year ended December 31, 2020, the Fund paid the Sub-Administrator a fee of $27,478 for fund administration services and $15,651 for fund accounting services. The Fund also reimburses the Sub-Administrator for all out-of-pocket expenses.

THE TRANSFER AGENT

The Fund has entered into a Transfer Agent Agreement with Fund Services, whose address is 615 East Michigan Street, Milwaukee, WI 53202, to serve as transfer agent for the Fund. The transfer agent services provided by Fund Services include: performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund’s shares; performing related record keeping services; answering shareholders’ correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns. For the fiscal year ended December 31, 2020, the Fund paid Fund Services transfer agent fees of $7,137.

CUSTODIAN

U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, acts as the Fund’s custodian. The custody services performed by U.S. Bank include maintaining custody of the Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements. U.S. Bank takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund pays U.S. Bank a custodian fee monthly. For the fiscal year ended December 31, 2020, the Fund paid U.S. Bank a custodian fee of $23,491.

NET ASSET VALUE

You may purchase or redeem shares of the Fund on any day when the Fund calculates its NAV. The Fund calculates its NAV on each weekday other than days when the NYSE is closed (each day a NAV is calculated, a “Business Day”).

The NAV per share of the Fund generally is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the NYSE is open for trading.

Since the Fund does not price securities on weekends or United States national holidays, the NAV of the Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Fund. The NAV per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for the Fund’s foreign securities investments contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time the Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board.

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Security valuation procedures for the Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain Fund officers and/or representatives of the Adviser and/or Administrator as identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1– quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund will fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

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Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(See “INVESTING IN THE FUND” in the Fund’s prospectus.)

Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption. In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

TAXATION

(See “TAXES” in the Fund’s prospectus.)

The following is a summary of certain United States federal income tax considerations generally affecting the Fund and its shareholders, the Insurance Company separate accounts funding the Contracts. Reference should be made to the prospectus for the applicable Contract for more information regarding the U.S. federal income tax consequences to an owner of a Contract. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations thereunder and administrative and judicial interpretations thereof, all as of the date hereof and all of which are subject to change, possibly on a retroactive basis. The U.S. federal income tax discussion set forth below is for general information only. Prospective shareholders should consult their tax advisers regarding the federal, state, local, and foreign tax aspects of purchasing, holding, and disposing of shares in the Fund.

The discussion below is generally based on the assumption that the Fund shares will be respected as owned, for U.S. federal income tax purposes, by the Insurance Company separate accounts that invest in the Fund. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under applicable U.S. federal income tax rules that may not be described herein. Because the shareholders of the Fund will be Insurance Company separate accounts, no attempt is made herein to describe the U.S. federal tax considerations for other types of shareholders. Further, this discussion is not intended as a discussion of the U.S. federal income tax consequences of purchasing and owning Contracts. For information concerning the U.S. federal income tax consequences to a holder of a Contract, please refer to the prospectus for the relevant Contract.

The Fund has elected and intends to qualify and be eligible each taxable year to be treated as a “regulated investment company” (a “RIC”) under Subchapter M of the Code. In order to so qualify and elect, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, as of the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers each of which the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

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(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). MLPs in which the Fund invests, if any, generally are expected to be qualified publicly traded partnerships. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on its net investment income and net realized capital gains, if any, distributed in a timely manner to its shareholders in the form of dividends (including distributions of net capital gain that are properly reported by the Fund as capital gain dividends). The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (net long-term capital gain in excess of net short-term capital loss, in each case determined with reference to certain capital loss carryforwards). Any taxable income including net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. If the Fund were to fail to meet the income, diversification or distribution test applicable to RICs described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a RIC accorded special tax treatment for such year, the Fund would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and all distributions from the Fund's earnings and profits, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to Fund shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Furthermore, if the Fund failed to qualify as a RIC for any taxable year, such failure could cause an Insurance Company separate account that invests in the Fund to fail to satisfy the separate diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. See the applicable Contract prospectus for more information.

As of December 31, 2020, the Fund had no post-October losses deferred. As of December 31, 2020, the Fund had no short-term capital loss carryover or long-term capital loss carryover.

Amounts not distributed on a timely basis by RICs in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. This excise tax, however, is inapplicable to any RIC whose sole shareholders are separate accounts of life insurance companies funding variable contracts and certain other permitted investors. The Fund expects to be exempt from the excise tax pursuant to this provision.

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The Fund intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of its total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a RIC owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that RIC, these regulations are imposed on the assets of the Fund in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, described above. Specifically, the regulations under Section 817(h) provide that, except as permitted by the “safe harbor” described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs.

Failure by the Fund to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has blessed a separate account offering sub-accounts (each funded through a single RIC) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. The Fund generally has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS guidance.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their Insurance Companies, their tax advisers, as well as the prospectus relating to their particular Contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of the Fund as described above, including retroactively. In addition, there can be no assurance that the Fund will be able to continue to operate as currently described, or that the Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable Contract owners to be considered the owners of the shares of the Fund.

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The Fund may be subject to foreign withholding or other taxes on income from and dispositions of foreign securities; such taxes decrease the Fund’s yield on such securities.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. The Fund may make certain elections to avoid the imposition of that tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

The Fund’s transactions in derivative instruments (including options, futures, forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

The foregoing is only a general summary of some of the important U.S. federal income tax considerations generally affecting the Fund and its shareholders and is for general information only. No attempt is made to present a complete explanation of the U.S. federal income tax treatment of the Fund’s activities or an investment in the Fund or to discuss state, local, foreign or other tax matters affecting the Fund. Shareholders and owners of Contracts are urged to consult their own tax advisers for more detailed information concerning the tax implications of investing in the Fund or holding a Contract.

ORGANIZATION AND CAPITALIZATION

General

The Fund is an open-end management investment company, established under the laws of the State of Delaware by a Declaration of Trust dated November 22, 2002. The Fund currently offers one series of shares to investors, The Merger Fund VL, which has one class of shares, Class I. The Fund is diversified and has its own investment objective and policies. The Fund may start another series and offer shares of a new fund at any time.

The Fund’s activities are supervised by its Trustees, who are elected by the Fund’s shareholders. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares. The Trustees are also empowered by the Declaration of Trust and the By-Laws to create additional series of shares, or portfolios.

As permitted by Delaware law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless required by the 1940 Act. Shares of the Fund’s common stock entitle their holders to one vote per share. Shares have non-cumulative voting rights in the election of Trustees, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shareholders shall have no preemptive or other right to subscribe to any additional shares. Shares are transferable. Each share represents an equal proportionate interest in the Fund.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

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The following entities each hold of record 5% or more and/or 25% or more of the Fund’s outstanding common stock as of September 27, 2021:

NAME AND ADDRESS	PERCENT HELD
JEFFERSON NATIONAL LIFE INSURANCE COMPANY 10350 ORMSBY PARK PL. STE. 600 LOUISVILLE, KY 40223-6175	47.48%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD, CT 06102-5051	35.99%
NATIONWIDE LIFE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	6.98%

Management Ownership

As of September 30, 2021, the Trustees and officers of the Fund, as a group, owned less than 1% the Fund’s equity securities.

Shareholder and Trustee Liability

The Fund was originally established exclusively for the purpose of providing an investment vehicle for insurance-company separate accounts in connection with variable annuity contracts or variable life insurance policies issued by Brighthouse. However, under an order granted by the SEC on March 8, 2004, the Fund is permitted to engage in “mixed and shared funding” (the “Mixed and Shared Funding Order”). This allows the Fund to sell shares to separate accounts funding Contracts and certain other permitted parties. The Fund intends to engage in mixed and shared funding arrangements in the future and in doing so must comply with conditions of the Mixed and Shared Funding Order that are designed to protect investors. Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund. Because of current federal securities law requirements, the Fund expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each Trustee has also entered into an Indemnification Agreement with the Fund. The Indemnification Agreement provides that the Fund shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Fund, to the fullest extent permitted by the Fund’s governing documents and the governing law of the Fund, the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act.

PORTFOLIO MANAGERS

The following table shows information regarding other accounts managed by each portfolio manager as of December 31, 2020.

Name of Portfolio Manager	Category	Number of Accounts	Net Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Roy D. Behren	Registered Investment Companies	5	$4,186,956,232	0	$0
	Other Pooled Investment Vehicles	1	$52,193,811	1	$52,193,811
	Other Accounts	0	$0	0	$0
Michael T. Shannon	Registered Investment Companies	5	$4,186,956,232	0	$0
	Other Pooled Investment Vehicles	1	$52,193,811	1	$52,193,811
	Other Accounts	0	$0	0	$0

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Description of any Potential Material Conflicts of Interest

The Fund’s principal investment strategies are substantially similar to those of other much larger accounts managed by the Subadviser. To seek potential efficiencies and cost savings, the Subadviser may aggregate trades for the Fund with those of the other accounts and manage the Fund and the other accounts in the same or similar manner. Doing so may benefit the Fund, but there can be no assurances that it will. In addition, when the accounts are traded or managed together in this manner, it may cause the Fund to trade more or less frequently than it might otherwise trade based solely on its own cash flows and it may have more or less of its assets invested or in cash and cash equivalents at any one time.

The fact that Messrs. Behren and Shannon serve as portfolio managers of the Fund and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts). However, the Subadviser believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) the Fund and the other accounts all engage in merger arbitrage and, in many respects, are managed in a similar fashion; (ii) the Subadviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations and fair-value pricing reports are subject to review by the Subadviser’s Chief Compliance Officer.

Portfolio Manager Compensation

Virtus Investment Partners, Inc. and its affiliated investment management firms, including Westchester (collectively “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefit package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a Long-Term Incentive Compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with a multi-year vesting, subject to Virtus board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of the compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain a component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guaranteed payout.

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Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Portfolio Manager Fund Ownership

As of December 31, 2020, neither Mr. Behren nor Mr. Shannon beneficially owned any equity securities in the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Subadviser. The Subadviser is authorized to allocate the orders placed by it on behalf of the Fund to broker-dealers who may, but need not, provide research or other services in respect of commissions paid by the Fund.

In selecting a broker-dealer to execute any given transaction, the Subadviser may take the following factors, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Broker-dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Subadviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided, either in terms of the particular transaction or the Subadviser’s overall responsibilities for accounts over which the Subadviser exercises investment discretion.

When placing brokerage orders on behalf of the Fund, the Subadviser uses reasonable efforts to select broker-dealers whose services are available at competitive commission rates, although the Subadviser does not select broker-dealers solely on the basis of commission rates. Consequently, the Subadviser may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

In allocating portfolio brokerage, the Subadviser may select broker-dealers who also provide brokerage, research and other services that may be useful to other accounts over which the Subadviser or its affiliate exercises investment discretion. Some of the services received as the result of Fund transactions may benefit accounts other than the Fund.

When the Fund and the other accounts over which the Subadviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Subadviser and its affiliate may aggregate the orders. As a result of the practice of bunching orders, the Subadviser and its affiliate often must allocate purchases and sales of securities among different client accounts following the execution of a bunched purchase or sale order. The Subadviser maintains a policy of allocating the executions in a manner which seeks to treat all the accounts involved fairly and equitably over time.

For the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018, the Fund paid brokerage commissions of approximately $81,527, $66,506 and $55,521, respectively. For the fiscal year ended December 31, 2020, the Fund paid brokerage commissions of $13,483 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 16.54% of the brokerage commissions paid by the Fund during the year.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions that are not intended to be held for more than one year. For the fiscal years ended December 31, 2020, December 31, 2019 and December 31, 2018, the Fund’s portfolio turnover rates were 189%, 172% and 154%, respectively.

57

The Fund may invest portions of its assets to seek short-term capital appreciation. The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger-arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. Many mergers and acquisitions are consummated in less than six months, while tender offers are often completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

LEGAL COUNSEL TO THE FUND AND THE INDEPENDENT TRUSTEES

Sullivan & Worcester, LLP, 1666 K Street, NW, Washington, DC 20006, acts as legal counsel to the Fund and its Independent Trustees and reviews certain legal matters for the Fund in connection with the shares offered by the Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected PricewaterhouseCoopers LLP (“PwC”), as its independent registered public accounting firm. PwC audits the Fund’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund from time to time. PwC’s business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The statement of assets and liabilities, including the schedule of investments, as of December 31, 2020, the related statement of operations for the fiscal year ended December 31, 2020, statements of changes in net assets for the fiscal years ended December 31, 2020 and December 31, 2019, the financial highlights, and notes to the financial statements and the independent registered public accounting firm’s (PricewaterhouseCoopers LLP, with principal offices at 300 Madison Avenue, New York, NY 10017) report to the Trustees and shareholders of the Fund, dated February 25, 2021 (included in the Fund’s Annual Report) are incorporated herein by reference. A copy of the Fund’s Annual Report may be obtained without charge from Fund Services by calling 1-800-343-8959.

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APPENDIX A

Description of Moody’s Investors Service and S&P Global Ratings

The ratings of securities in which the Fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Subadviser may use the highest rating assigned by any agency. The Subadviser will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service

Global Long-Term Rating Scale

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody’s Rating Symbols and Definitions publication.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid rid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

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P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Obligation Ratings

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global Ratings

Long-Term Issue Credit Ratings

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

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CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Short-Term Issue Credit Ratings

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

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THE MERGER FUND VL

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	Incorporation Documents

(i)	Certificate of Trust (1)

(ii)	Agreement and Declaration of Trust (1)

(iii)	Amendment No. 1 to Agreement and Declaration of Trust (12)

(b)	Bylaws (1)

(i)	Amendment No. 1 to the Bylaws (12)

(c)	Instruments Defining Rights of Security Holders – Incorporated by reference to the Agreement and Declaration of Trust.

(d)	Investment Advisory Contracts

(i)	Investment Advisory Agreement (15)

(ii)	Subadvisory Agreement (15)

(e)	Underwriting Agreement (15)

(f)	Trustee Deferred Compensation Plan (15)

(g)	Custody Agreement (2)

(i)	Form of Amendment to Custody Agreement (13)

(h)	Other Material Contracts

(i)	Fund Administration Servicing Agreement (2)

(a)	First Amendment to Fund Administration Servicing Agreement (9)

(b)	Form of Amendment to Fund Administration Servicing Agreement (13)

(c)	Joinder and Amendment to Fund Administration Servicing Agreement (15)

(ii)	Transfer Agent Servicing Agreement (2)

(a)	Form of Amendment to Transfer Agent Servicing Agreement (13)

(iii)	Fund Accounting Servicing Agreement (6)

(a)	First Amendment to the Fund Accounting Servicing Agreement (9)

(b)	Form of Amendment to Fund Accounting Servicing Agreement (13)

(iv)	Administration Agreement (15)

(v)	Powers of Attorney (15)

(vi)	Fee Waiver and Expense Reimbursement Agreement (15)

(vii)	Form of Trustee Indemnification Agreement (15)

(viii-xxiv)	Participation Agreements and Service Agreements with Insurance Companies to be filed by amendment.

(i)	Opinion and Consent of Counsel

(i)	Opinion and Consent as to Legality of Shares (10)

(ii)	Consent of Sullivan & Worcester LLP (15)

(j)	Consent of Independent Registered Public Accounting Firm (15)

(k)	Omitted Financial Statements – Not applicable.

(l)	Agreement Relating to Initial Capital (2)

(m)	Rule 12b-1 Plan – Not applicable.

(n)	Rule 18f-3 Plan (15)

(o)	Reserved.

(p)	Codes of Ethics

(i)	Code of Ethics of the Virtus Funds (15)
(ii)	Code of Ethics of VIA, Westchester, VP Distributors, and other Virtus affiliates (15)

(1)	Previously filed with Registrant’s Registration Statement on Form N-1A with the Securities and Exchange Commission on January 10, 2003, and incorporated by reference.
(2)	Previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 23, 2003, and incorporated by reference.
(3)	Previously filed with Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 22, 2004, and incorporated by reference
(4)	Previously filed with Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 9, 2003, and incorporated by reference.
(5)	Previously filed with Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 23, 2005, and incorporated by reference.
(6)	Previously filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 25, 2006, and incorporated by reference.
(7)	Previously filed with Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 18, 2007, and incorporated by reference.
(8)	Previously filed with Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 20, 2010, and incorporated by reference.
(9)	Previously filed with Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 20, 2011, and incorporated by reference.
(10)	Previously filed with Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 13, 2012, and incorporated by reference.
(11)	Previously filed with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 21, 2014, and incorporated by reference.
(12)	Previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 21, 2017, and incorporated by reference.
(13)	Previously filed with Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 18, 2019, and incorporated by reference.
(14)	Previously filed with Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 17, 2020, and incorporated by reference.
(15)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Reference is made to Section 18 of the Underwriting Agreement between the Registrant and VP Distributors, LLC, dated as of October 1, 2021.

Each Trustee has also entered into an Indemnification Agreement with the Registrant. The Indemnification Agreement provides that the Registrant shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by a Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s governing documents and the governing law of the Trust, the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act.

Item 31.	Business and Other Connections of the Investment Adviser.

See “Management of the Fund” in the Prospectus and “Investment Advisory and Other Services” and “Management” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadviser, reference is made to the Adviser’s and Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference

SEC File No.:
Adviser: VIA	801-5995
Subadviser: Westchester Capital Management, LLC	801-72002

Item 32.	Principal Underwriter.

(a)       VP Distributors, LLC serves as the principal underwriter for the following registrants: The Merger Fund®, The Merger Fund® VL, Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Strategy Trust and Virtus Variable Insurance Trust.

(b)       Directors and executive officers of VP Distributors, the address of whom is One Financial Plaza, Hartford, CT 06103 are as follows:

Name	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward	Executive Vice President	President and Trustee

Kevin J. Carr	Vice President, Counsel and Secretary	Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg	Senior Vice President and Assistant Secretary	Senior Vice President and Chief Compliance Officer

David Hanley	Senior Vice President and Treasurer	None

Barry Mandinach	President	None

David C. Martin	Vice President and Chief Compliance Officer	Anti-Money Laundering Officer

Richard W. Smirl	Executive Vice President	Executive Vice President

(c)       To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Secretary of the Registrant: Jennifer S. Fromm, Esq. One Financial Plaza Hartford, CT 06103	Sub-Administrator, Fund Accountant, and Sub-Transfer Agent: U.S. Bancorp Fund Services, LLC 615 East Michigan Street P.O. Box 701 Milwaukee, WI 53202

Adviser: Virtus Investment Advisers, Inc. One Financial Plaza Hartford, CT 06103	Subadviser: Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595

Administrator & Transfer Agent: Virtus Fund Services, LLC One Financial Plaza Hartford, CT 06103	With additional records at Infostore Records Management 374 Starke Road Carlstadt, NJ 07072

Principal Underwriter: VP Distributors, LLC One Financial Plaza Hartford, CT 06103	Custodian: U.S. Bank, N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Item 34.	Management Services Not Discussed in Parts A or B.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant, The Merger Fund VL, certifies that it has duly caused this Post-Effective Amendment No. 39 under the Securities Act and Amendment No. 40 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut, on the 1st day of October, 2021.

THE MERGER FUND VL

By:	/s/ George R. Aylward
George R. Aylward
Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 39 to The Merger Fund VL’s Registration Statement under the Securities Act has been signed below by the following persons in the capacities indicated on the 1st day of October, 2021.

	Signatures	Title

	/s/ George R. Aylward George R. Aylward	President (Principal Executive Officer) and Trustee

	/s/ W. Patrick Bradley W. Patrick Bradley	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

	* Donald C. Burke	Trustee

	* Sidney E. Harris	Trustee

	* John R. Mallin	Trustee

	* Connie D. McDaniel	Trustee

	* Philip R. McLoughlin	Trustee & Chairman

	* Geraldine M. McNamara	Trustee

	* R. Keith Walton	Trustee

	* Brian T. Zino	Trustee

*By:	/s/ George R. Aylward
George R. Aylward
Attorney-in-fact, pursuant to powers of attorney